Crossroads Liquidating Trust 10-K

Exhibit 31.1

Certification of Trustee

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Andrew Dakos, certify that:

1.  I have reviewed this annual report on Form 10-K of Crossroads Liquidating Trust;

2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the condition, results of operations and cash flows of Crossroads Liquidating Trust as of, and for, the periods presented in this report;

4.  Crossroads Liquidating Trust’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Crossroads Liquidating Trust and have:

(a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Crossroads Liquidating Trust, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) evaluated the effectiveness of Crossroads Liquidating Trust’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) disclosed in this report any change in Crossroads Liquidating Trust’s internal control over financial reporting that occurred during Crossroads Liquidating Trust’s most recent fiscal year that has materially affected, or is reasonably likely to materially affect, Crossroads Liquidating Trust’s internal control over financial reporting; and

5.  Crossroads Liquidating Trust’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Crossroads Liquidating Trust’s auditors and the Liquidating Trust’s board of directors (or persons performing the equivalent functions):

(a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Crossroads Liquidating Trust’s ability to record, process, summarize and report financial information; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in Crossroads Liquidating Trust’s internal controls.

May 15, 2020	/s/ Andrew Dakos
Date	Andrew Dakos Trustee